Exhibit 99.1

IMAGE ENTERTAINMENT DEFAULTS ON CONVERTIBLE NOTE

CHATSWORTH, Calif., December 15, 2009 – Image Entertainment, Inc. (NASDAQ: DISK), a leading independent licensee and distributor of entertainment programming in North America, announced today that it has defaulted on payment under its 8.875% senior convertible note due August 30, 2011 in the principal amount of $15,700,972.60 (the “Note”).

On December 9, 2009, the holder (the “Holder”) of the Note provided notice of its election to require the Company to make an installment payment of principal and accrued interest under the Note (the “Installment Notice”) on December 11, 2009 in the amount of $4,070,027 (the “Installment Payment”). On December 11, 2009, the Company entered into a Third Amendment Agreement (the “Amendment Agreement”) with the Holder to amend the Note and the Installment Notice to change the date on which the Company must pay the Installment Payment from December 11, 2009 to December 14, 2009. The Amendment Agreement did not rescind the Installment Notice and provided that the Installment Notice was to be modified to reflect the appropriate interest accrual as of December 14, 2009.

The Company was unable to make the Installment Payment on December 14, 2009. The failure to make the Installment Payment on December 14, 2009 constituted an event of default under the Note. As a result of the event of default, the Holder is entitled at any time to provide written notice requiring the Company to redeem all or any part of the principal amount of the Note. In addition, the Company must pay the default interest rate of 12% per annum and pay a late charge in an amount equal to interest on the Installment Amount at the rate of 15% per annum.

The event of default under the Note also results in a cross-default under the Company’s Loan and Security Agreement, as amended (“Loan Agreement”), with Wachovia and its Replication Agreement with Arvato Digital Services (“Arvato”). As a result of the cross-defaults, both Wachovia and Arvato are entitled, among other things, to accelerate the amounts due to them under the Loan Agreement and the Replication Agreement, respectively. As a result of the default under the Loan Agreement, the Company must pay a default interest rate premium of 2.0% per annum higher than the current borrowing rate of 4.0% per annum.

Wachovia and the Holder are parties to a subordination agreement that provides, among other things, that in the event of a default under the Note, Wachovia has the right to prevent the Holder from taking certain action to enforce its rights under the Note for up to 180 days after July 31, 2009.

The Company does not currently have the funds, or access to the funds, necessary to repay all of its outstanding obligations to the Holder, Wachovia, Arvato and its other creditors. Unless the Company is able to negotiate an amendment, forbearance or waiver with the Holder, Wachovia, Arvato and its other creditors, the Company does not currently expect to be able to cure the defaults under its debt agreements, which failure to cure would have a material adverse effect on the Company’s liquidity, business, results of operations and financial condition and on its ability to continue as a going concern and could potentially force the Company to file for protection from its creditors under Chapter 11 of the U.S. Bankruptcy Code. The Company continues to work with its financial advisor to explore strategic alternatives.

About Image Entertainment:
Image Entertainment, Inc. is a leading independent licensee and distributor of entertainment programming in North America, with approximately 3,200 exclusive DVD titles and approximately 340 exclusive CD titles in domestic release and approximately 400 programs internationally via sublicense agreements. For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary, Egami Media, Inc. has digital download rights to approximately 2,000 video programs and over 300 audio titles containing more than 5,100 individual tracks. The Company is headquartered in Chatsworth, California. For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

Forward-Looking Statements:
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, the Company’s goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. These statements may be identified by the use of words such as “will,” “may,” “estimate,” “expect,” “intend,” “plan,” “believe,” and other terms of similar meaning in connection with any discussion of future operating or financial performance or other events or developments. All forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

These factors include, but are not limited to, (a) the Company’s ability to continue as a going concern, (b) the Company’s ability to service its principal and interest obligations on its outstanding debt or otherwise renegotiate or refinance such outstanding debt, including curing the existing defaults on such outstanding debt, which renegotiation may not be successful and refinancing may not be available on acceptable terms, if at all, which may trigger defaults under its other debt agreements, create liquidity issues, potentially force the Company to file for protection from its creditors under Chapter 11 of the U.S. Bankruptcy Code and prevent the Company from continuing as a going concern, (c) the Company’s limited funds and the Company’s inability to raise additional funds on acceptable terms or at all, (d) the Company’s ability to borrow against the Company’s revolving line of credit, (e) the Company’s ability to secure media content on acceptable terms, (f) the Company’s DVD manufacturer continuing to manufacture and fulfill orders to Company customers while the Company is past due on its payables to such manufacturer, (g) the ability of the Company’s common stock to continue trading on The NASDAQ Stock Market, (h) the performance of business partners upon whom the Company depends upon, (i) changes in the retail DVD and digital media and entertainment industries, (j) changing public and consumer taste and changes in customer spending patterns, (k) decreasing retail shelf space for the Company’s industry, (l) further sales or dilution of the Company’s equity, which may adversely affect the market price of the Company’s common stock, (m) changes in the Company’s business plan, (n) heightened competition, including with respect to pricing, entry of new competitors, the development of new products by new and existing competitors, (o) changes in general economic conditions, including the performance of financial markets and interest rates, (p) difficult, adverse and volatile conditions in the global and domestic capital and credit markets, (q) claims that the Company infringed other parties’ intellectual property, (r) changes in accounting standards, practices or policies, and (s) adverse results or other consequences from litigation, arbitration or regulatory investigations.

For further details and a discussion of these and other risks and uncertainties, see “Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and the Company’s most recent Quarterly Reports on Form 10-Q. Many of the factors that will determine the outcome of the subject matter of this press release are beyond Image Entertainment’s ability to control or predict. Actual results for the periods identified may differ materially from management’s expectations. Unless otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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Contact:      Steve Honig

The Honig Company, Inc.

818-986-4300

press@honigcompany.com